EXHIBIT 10.7

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement (this “Amendment”), dated as of July 29, 2016, is among ROCKPILE ENERGY SERVICES, LLC, a Delaware limited liability company (the “Borrower”), the persons named as Guarantors on the signature pages of this Amendment, the banks and other financial institutions signatories hereto (the “Lenders”), and CITIBANK, N.A., a national banking association, as Administrative Agent and Collateral Agent for the Lenders (in such capacities, the “Administrative Agent”).

RECITALS

A.The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of March 25, 2014 (as amended, modified or supplemented prior to the date of this Amendment, the “Credit Agreement”).

B.The Borrower has requested that the Lenders agree to the amendments described herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower and the Lenders agree as follows:

1.       Defined Terms.  Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the meanings assigned to those terms in the Credit Agreement.

2.       Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)     Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“Amendment No. 3” means Amendment No. 3 to Credit Agreement dated as of July 29, 2016, among the Borrower, the Guarantors signatories thereto, the Lenders signatories thereto, and the Administrative Agent.

“Amendment No. 3 Effective Date” means the date that Amendment No. 3 becomes effective pursuant to Section 3 of Amendment No. 3.

(b)     Section 2.13(c) of the Credit Agreement is hereby amended to read as follows:

(c)Notwithstanding the foregoing, during the existence of any Event of Default, the Borrower shall pay interest on all Loan Document Obligations at a rate per annum equal to (x) in the case of principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (y) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans with respect to the Revolving Facility in paragraph (a) of this Section.

(c)     Schedule A to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex I attached hereto.

3.       Conditions to Effectiveness.  This Amendment will become effective on the date on which the following conditions have been satisfied or waived:

(a)     The representations and warranties of the Borrower in Section 4 of this Amendment shall be true and correct;

(b)     The Administrative Agent shall have received this Amendment, executed and delivered by the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders; and

(c)     The Borrower shall have made, to the extent invoiced reasonably in advance of the effectiveness of this Amendment, reimbursement or payment of all costs and expenses required to be reimbursed or paid pursuant to Section 10.04 of the Credit Agreement, including but not limited to the fees and expenses of Andrews Kurth LLP and FTI Consulting.

4.       Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a)     This Amendment has been duly authorized by all necessary limited liability company action and constitutes the binding obligation of the Borrower, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other Laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law), and (iii) implied covenants of good faith and fair dealing.

(b)     Each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which were true and correct in all material respects as of that date.

(c)     After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date of this Amendment.

5.       Continuing Effect of the Credit Agreement.  This Amendment does not constitute a waiver of any provision of the Credit Agreement and is not to be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents.  The Borrower hereby confirms and ratifies the Credit Agreement as amended hereby and each of the other Loan Documents to which it is a party and acknowledges and agrees that the same continue in full force and effect as amended by this Amendment.

6.       Reference to the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein” or words of like import refer to the Credit Agreement, as amended by this Amendment.

7.       Designation as Loan Document.  This Amendment is a Loan Document.

8.       Counterparts.  This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

9.       References.  The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.  References in this Amendment to a section number are to such sections of the Credit Agreement unless otherwise specified.

10.     Headings Descriptive.  The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

11.     Governing Law.  This Amendment is governed by and will be construed in accordance with the laws of the State of New York without regard to choice of law rules that would require the application of the laws of another jurisdiction.

12.     Payment of Expenses.  The Borrower shall pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection with, and the transactions contemplated by, this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in each case in accordance with and subject to the terms and conditions set forth in Section 10.04 of the Credit Agreement.

13.     Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

14.     Release.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Lender, the Administrative Agent, each Issuing Bank, the Collateral Agent and each of their respective successors and permitted assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether  known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the date hereof and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”); provided that, for the avoidance of doubt, it is understood and agreed by the parties hereto with respect to the Released Claims and the Released Matters that no Loan Party is releasing, acquitting, waiving or discharging any defenses to expense reimbursement obligations or indemnification obligations that such Loan Party may have, to the extent such defenses are expressly provided in Sections 10.04 of the Credit Agreement.  Each Loan Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 14 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled.  Each Loan Party hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Loan Parties pursuant to this Section 14.  In entering into this Agreement, each Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section 14 shall survive the occurrence of the termination of this Agreement, the Credit Agreement and the other Loan Documents and payment in full of the Obligations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties are signing this Amendment as of the date first above written.

ROCKPILE ENERGY SERVICES, LLC,
as Borrower

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	President

Each of the undersigned Guarantors (i) acknowledges, consents and agrees to this Amendment and each of the terms and provisions contained herein, and (ii) agrees that the Loan Documents to which it is a party remain in full force and effect and continue to be the legal, valid and binding obligation of such Person in accordance with and subject to the terms and conditions thereof.

ROCKPILE MANAGEMENT HOLDINGS, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	President

ROCKPILE MANAGEMENT, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	President

ROCKPILE PUMP RENTAL SERVICES, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	President

ROCKPILE WIRELINE SERVICES, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	President

ROCKPILE LOGISTICS SERVICES, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	President

ROCKPILE RIG SERVICES, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	President

RockPile Energy Real Estate, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	President

PINNACLE TESTING SERVICES, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	President

CITIBANK, N.A., as Administrative Agent,
Collateral Agent, and as a Lender

By:	/s/ Joseph H. Walsh
	Name:	Joseph H. Walsh
	Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Katherine Scalzo
	Name:	Katherine Scalzo
	Title:	Vice President

AMEGY BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ James Day
	Name:	James Day
	Title:	Sr. Vice President

BANK OF THE WEST
as a Lender

By:	/s/ Angeles Coro
	Name:	Angeles Coro
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Charles Francavilla
	Name:	Charles Francavilla
	Title:	Managing Director